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                                                                   EXHIBIT 23.2

                        INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of CommScope, Inc. on Form S-3 of our report dated February 2, 1998, appearing in the Annual Report on Form 10-K of CommScope, Inc.
for the year ended December 31, 1997, and to the reference to us under the heading "Experts' in the Prospectus, which is part of this Registration Statement.

     /s/  DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP

Hickory, North Carolina
August 25, 1998